UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04917

Morgan Stanley Mortgage Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2011

Date of reporting period:	October 31, 2011

Item 1 - Report to Shareholders

2

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Mortgage Securities Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2011

Total Return for the 12 Months Ended October 31, 2011
Class A	Class B	Class C	Class I	Barclays Capital Mortgage Index[1]	Lipper U.S. Mortgage Funds Index[2]
4.37%	3.70%	3.76%	4.78%	4.53%	4.40%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The U.S. economy continued to grow during the one-year period ended October 31, 2011, albeit at a slower pace. Gross domestic product (GDP) in the fourth quarter of 2010 registered an annualized rate of 3.1 percent, but decelerated to 1.9 percent and 1.3 percent in the first and second quarters of 2011, respectively, while posting 2.5 percent growth for the third quarter of 2011. The unemployment picture improved slightly. The unemployment rate fell from 9.6 percent in October 2010 to 9.1 percent as of its October 2011 reading, while non-farm payrolls added an average of 125,000 jobs per month for the past year. Inflationary pressures caused by rising commodity prices contributed to an increase in the consumer price index from 1.2 percent in October 2010 to 3.9 percent (as of September 2011).

The events affecting the financial markets during the one-year period included the implementation of the Federal Reserve's widely anticipated second program of Treasury bond purchases (also known as the second round of quantitative easing, or QE2). QE2 gave investors confidence that the economy was likely to avoid a double-dip recession. After QE2's expected end in June 2011, investors awaited the Fed's next move. This came on September 21, when the Fed announced its "Twist" program, under which it will buy longer-term maturity Treasury securities in order to keep long-term rates low. In addition, the Fed will reinvest pay downs from its agency mortgage-backed securities (MBS) and debt portfolio back into agency MBS (instead of Treasuries). This was a positive development for the MBS sector. On August 5, concerns about federal debt levels led bond rating agency Standard & Poor's (S&P) to downgrade the U.S.'s creditworthiness by one notch for the first time in S&P's nearly 150-year history. Although investors were not completely surprised by the move, markets remained volatile throughout the period as ongoing difficulties in managing the sovereign debts of Greece, Ireland, Portugal, and Spain continued to undermine investor confidence.

Markets were also disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. Initial concerns abated as most major economies (except for Japan's) have adjusted. Also in the spring, political upheavals erupted across the Middle East, causing oil prices to rise on concerns about supply interruptions. Although corporate earnings remained generally strong for this reporting period, uncertainty from the European crisis has contributed to wider corporate spreads and kept a lid on appreciation in stock markets.

In the mortgage securities market, the Treasury's announcement that it would be reducing its MBS portfolio initially prompted a negative reaction. However, the market recovered, as the Treasury planned on selling their portfolio over a 12-month period and promised not to disrupt the market. Demand for mortgage securities rose over the period, driven primarily by banks' and real estate investment trusts' (REITs) search for attractive yields. Further, as mentioned above, the Fed will reinvest pay downs from its agency MBS and debt portfolio back into agency MBS.

The housing market remained weak, with persistently high delinquency rates and home prices languishing near the bottom. Even though mortgage rates were at historically low levels, it did not help to spur refinancing nor to entice borrowers to purchase new homes. Overall, within the government-sponsored enterprises (GSEs), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Government National Mortgage Association (GNMA), which remains the major source of housing finance, have tightened their underwriting standards. Previously GNMA had been the only GSE still issuing loans to less creditworthy borrowers, but it has raised its standards. Furthermore, all three GSEs have increased their fees, making it even more prohibitive for borrowers seeking mortgage loans. In March 2009, the Federal Housing Finance Agency (FHFA) introduced the Home Affordable Refinance Program (HARP) to help borrowers with loan-to value ratios greater than 80 percent but less than 125 percent. This program helped 822,031 borrowers to refinance (as of August 2011). In order to make this program more effective, on October 24, 2011, FHFA announced several improvements. Under the new HARP program (also known as HARP 2.0), FHFA lifted the loan-to-value limit, reduced frictions for both borrowers as well as originators, and extended the program through December 31, 2011.

Performance Analysis

Morgan Stanley Mortgage Securities Trust Class I shares outperformed the Barclays Capital Mortgage Index (the "Index") and the Lipper U.S. Mortgage Funds Index , and Class A, Class B, and Class C shares underperformed both indexes for the 12 months ended October 31, 2011, assuming no deduction of applicable sales charges.

At the beginning of the period, with primary mortgage rates at a low of 4.25 percent, the portfolio was underweight newer production coupons backed by borrowers with stronger credit. This segment was relatively less attractive to us, as homeowners with these loans stood a better chance of refinancing because they took out loans after home prices fell and under tighter underwriting standards. Homeowners who had borrowed in the past three years had been underwritten under tighter credit standards, making it easier for them to refinance because some have equity in their homes, have better credit standing, and/or benefited from HARP. We maintained this underweight to newer production coupons due to expected faster prepayments. The position was additive to performance during the period.

Conversely, during the first half of the year, the portfolio held an overweight in higher coupon (6.0 to 6.5 percent) securities, which are generally composed of loans to more credit-impaired borrowers. These homeowners were more likely to have negative equity in their homes, less than stellar credit, and less likely to qualify for refinancing. Mortgage rates at the time also reduced the prepayment risk for this segment. The portfolio's exposure to higher coupons was among the main positive contributors to performance during the period. As interest rates started to rally early in the third quarter of 2011 and market fears regarding a government-sponsored refinance program mounted, we began reducing the overweight to premium coupons to an underweight position, as we believed valuations had become relatively expensive. Also, in anticipation that the Fed's involvement in the MBS market would help mortgage securities' performance, we are slightly overweight in the lower coupon (4.0 percent) segment.

The portfolio's allocation to GNMA bonds in the 4.0 percent coupon segment also benefited performance. Demand for GNMA securities remained strong from investors in Asia, especially Japan and China. Changes to international banking rules also helped extend demand for GNMA bonds, given their classification as "riskless" securities (due to their backing by the federal government). We trimmed the exposure in our GNMA position as valuations became more expensive.

Overall, the Fund's total portfolio remained underweight in agency MBS relative to the Index because of the portfolio's allocation to commercial mortgage-backed securities (CMBS), non-agency residential mortgage backed securities (RMBS), asset-backed securities (ABS) and agency interest-only (IO) strips to enhance yield. These sectors are not represented in the Index. Although CMBS detracted from performance due to credit concerns stemming from the European crisis, RMBS, ABS and agency IO strips performed well during the period, further bolstering the portfolio's performance relative to the Index.

The portfolio was underweight in the 15-year mortgage sector during the period. The sector performed well during first half of the period as its yield profile and relatively short average life are attractive to bank investors. Real estate investment trusts (REITs) were also major buyers in the 15-year sector. As rates started rallying due to the Fed's Twist program, diminishing demand for extension risk had a negative impact on the 15-year segment. Overall performance for this segment was flat for the period.

We maintained the portfolio's duration (a measure of interest-rate sensitivity) within a narrow band during the reporting period. However, our strategy of dynamic hedging using interest rate futures and swaps became increasingly expensive as interest rates remained volatile, and the associated costs detracted from returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 10/31/11
Agency Fixed Rate Mortgages	68.3%
Collateralized Mortgage Obligations — Agency Collateral Series	9.3
Short-Term Investments	8.3
Mortgages — Other	6.5
Commercial Mortgage-Backed Securities	5.0
Asset-Backed Securities	2.1
Agency Adjustable Rate Mortgages	0.5
LONG-TERM CREDIT ANALYSIS as of 10/31/11
AAA	5.7%
AA	89.1
A	0.9
BBB	0.6
BB	1.5
B or Below	2.2

+  Does not include open long/short futures contracts with an underlying face amount of $6,524,016 with net unrealized appreciation of $23,991. Also does not include an open swap agreement with unrealized depreciation of $156,649.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated' have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Investment Adviser has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating. Morgan Stanley is a full- service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least at least 80 percent of its assets in mortgage-related securities. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"). In making investment decisions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., considers economic developments, interest rate levels and other factors. The Fund is not limited as to the maturities or types of mortgage-backed securities in which it may invest.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

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Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2011 (unaudited)
Symbol	Class A Shares* (since 07/28/97) MTGAX		Class B Shares** (since 03/31/87) MTGBX		Class C Shares† (since 07/28/97) MTGCX		Class I Shares†† (since 07/28/97) MTGDX
1 Year	4.37 –0.10 [4]	%[3]	3.70 –1.30 [4]	%[3]	3.76 2.76 [4]	%[3]	4.78 —%[3]
5 Years	2.84 [3] 1.96 [4]		2.21 [3] 1.87 [4]		2.24 [3] 2.24 [4]		3.12 [3] —
10 Years	3.24 [3] 2.79 [4]		2.68 [3] 2.68 [4]		2.59 [3] 2.59 [4]		3.46 [3] —
Since Inception	4.48 [3] 4.16 [4]		5.35 [3] 5.35 [4]		3.75 [3] 3.75 [4]		4.57 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge ("CDSC") for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Barclays Capital Mortgage Index covers the mortgage-backed pass-through securities of Ginnie Mae ("GNMA"), Fannie Mae ("FNMA"), and Freddie Mac ("FHLMC"). This Index is the Mortgage Backed Securities Fixed Rate component of the Barclays Capital U.S. Aggregate Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper U.S. Mortgage Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2011.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/11 – 10/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/11	10/31/11	05/01/11 – 10/31/11
Class A
Actual (2.72% return)	$1,000.00	$1,027.20	$6.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.46
Class B
Actual (2.36% return)	$1,000.00	$1,023.60	$9.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.78	$9.50
Class C
Actual (2.42% return)	$1,000.00	$1,024.20	$9.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.78	$9.50
Class I
Actual (2.87% return)	$1,000.00	$1,028.70	$5.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.06	$5.19

@    Expenses are equal to the Fund's annualized expense ratios of 1.27%, 1.87%, 1.87% and 1.02% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.28%, 1.88%, 1.88% and 1.03% for Class A, Class B, Class C and Class I shares, respectively.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher but close to its peer group average. After discussion, the Board concluded that (i) the Fund's performance was acceptable; and (ii) the Fund's management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (0.6%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
$157		5.455%	01/01/38	$167,715
239		5.71	03/01/37	253,615
	Total Agency Adjustable Rate Mortgages (Cost $419,808)			421,330
	Agency Fixed Rate Mortgages (75.3%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
380		9.50	01/01/17 - 02/01/19	432,365
438		10.00	04/01/16 - 12/01/20	497,197
	Gold Pools:
4,153		4.50	01/01/36 - 09/01/41	4,385,497
406		5.00	12/01/40 - 05/01/41	441,721
2,306		5.50	01/01/36 - 11/01/37	2,498,525
1,264		6.00	12/01/37 - 10/01/38	1,384,967
309		6.50	06/01/29 - 09/01/33	349,803
251		7.50	04/01/20 - 05/01/35	297,625
104		8.00	08/01/32	125,903
163		8.50	08/01/31	200,243
61		10.00	10/01/21	70,509
	November TBA
2,100		4.00	11/25/41(a)	2,178,750
	Federal National Mortgage Association,
	Conventional Pools:
2,450		4.00	02/01/41	2,558,897
6,675		4.50	11/01/23 - 10/01/41	7,071,911
4,598		5.00	12/01/35 - 07/01/41	4,982,777
7,284		5.50	05/01/35 - 05/01/38	7,942,236
2,483		6.00	01/01/37 - 10/01/38	2,728,476
1,927		6.50	02/01/28 - 12/01/33	2,171,152
41		7.00	07/01/23 - 06/01/32	47,234
294		7.50	08/01/37	349,371
301		8.00	04/01/33	364,276
267		8.50	10/01/32	327,414
574		9.50	04/01/30	689,445
12		9.75	03/01/16	12,493
84		10.00	10/01/18	96,799

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	November TBA:
$3,885		4.00%		11/25/41(a)	$4,039,186
1,930		4.50		11/25/41(a)	2,041,277
	Government National Mortgage Association,
	Various Pools
397		5.00		05/20/41	441,148
	November TBA
230		4.00		11/25/41(a)	245,381
	Various Pools:
2,391		4.50		04/15/39 - 08/15/39	2,608,858
1,491		5.00		05/15/40 - 05/20/41	1,649,593
332		6.50		08/15/25 - 05/15/29	379,232
97		8.00		05/20/30	115,386
360		11.00		04/15/21	391,798
	Total Agency Fixed Rate Mortgages (Cost $52,655,716)				54,117,445
	Asset-Backed Securities (2.3%)
575	Citigroup Mortgage Loan Trust, Inc. (See Note 6)	5.53		11/25/34	520,953
784	GSAA Trust	5.167	(b)	06/25/34	775,491
321	SLC Student Loan Trust (c)	4.00	(b)	07/15/42	334,862
	Total Asset-Backed Securities (Cost $1,486,291)				1,631,306
	Collateralized Mortgage Obligations - Agency Collateral Series (10.3%)
	Federal Home Loan Mortgage Corporation,
	IO REMIC
3,962		5.00		12/15/20 - 12/15/37	668,709
7,281		5.707	(b)	06/15/41	826,797
975		5.727	(b)	06/15/40	154,481
1,027		5.897	(b)	07/15/37	154,382
3,377		6.227	(b)	06/15/40	647,739
	IO STRIPS
522		7.00		06/01/30	102,173
470		7.50		12/01/29	99,182
1		8.00		01/01/28	304
	REMIC
398		22.003	(b)(d)	05/15/41	459,636
	Federal National Mortgage Association,
	IO
2,869		6.145	(b)	09/25/20	740,601

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	IO REMIC
$475		5.00%		08/25/37	$34,244
853		6.455	(b)	02/25/24	98,817
	IO STRIPS
204		7.00		11/01/27	38,449
382		8.00		05/01/30 - 06/01/30	84,165
229		8.50		10/01/24	49,152
	REMIC
456		1.45	(b)	12/25/23	466,695
223		6.033	(b)	10/25/40	252,358
299		6.74	(b)	04/25/39	323,843
	Government National Mortgage Association,
	IO REMIC
4,869		0.836	(b)	08/20/58	146,082
1,931		4.50		06/20/39 - 08/20/39	359,390
331		5.00		02/16/41	64,652
1,077		5.205	(b)	06/20/41	181,283
1,418		5.807	(b)	11/16/40	253,774
1,037		6.005	(b)	10/20/37	84,750
1,403		6.307	(b)	08/16/34	279,133
1,046		6.335	(b)	06/20/40	182,936
1,513		6.357	(b)	04/16/41	320,417
1,103		6.427	(b)	04/16/41	164,206
964		6.557	(b)	08/16/36	166,694
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $6,644,291)				7,405,044
	Commercial Mortgage Backed Securities (5.5%)
210	Banc of America Merrill Lynch Commercial Mortgage, Inc.	5.655	(b)	04/10/49	182,987
190	Bear Stearns Commercial Mortgage Securities	5.363		02/11/44	168,690
	Citigroup Commercial Mortgage Trust (See Note 6)
330		5.697	(b)	12/10/49	310,745
105		5.731	(b)	03/15/49	107,566
100	DBUBS Mortgage Trust (c)	5.446	(b)	07/10/44	88,526
	FREMF Mortgage Trust
285	(c)	4.887	(b)	07/25/44	258,951
135	(c)	5.159	(b)	02/25/47	128,022

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Greenwich Capital Commercial Funding Corp.
$200		5.475%		03/10/39	$179,929
565		5.867	(b)	12/10/49	478,716
	JP Morgan Chase Commercial Mortgage Securities Corp.
270		4.171		08/15/46	282,504
140		5.892	(b)	02/12/51	132,892
190		6.059	(b)	02/15/51	165,374
	LB-UBS Commercial Mortgage Trust
325		5.276	(b)	02/15/41	275,210
225		5.858	(b)	07/15/40	242,168
220		6.167	(b)	09/15/45	188,523
800	WF-RBS Commercial Mortgage Trust (c)	5.174	(b)	02/15/44	740,893
	Total Commercial Mortgage Backed Securities (Cost $4,278,752)				3,931,696
	Mortgages - Other (7.1%)
706	American Home Mortgage Investment Trust	0.425	(b)	12/25/46	406,060
	Chase Mortgage Finance Corp.
201		2.755	(b)	02/25/37	192,281
761		2.778	(b)	02/25/37	680,860
423		2.778	(b)	02/25/37	308,894
533		5.50		11/25/35	501,779
517	Credit Suisse Mortgage Capital Certificates (c)	5.73	(b)	05/26/37	533,722
349	First Horizon Asset Securities, Inc.	6.25		11/25/36	327,073
9	GMAC Mortgage Corp. Loan Trust (c)	4.25		07/25/40	9,112
185	GSR Mortgage Loan Trust	0.495	(b)	03/25/35	171,379
	Impac CMB Trust
494		1.04	(b)	10/25/34	366,211
532		1.115	(b)	10/25/34	365,724
22	Luminent Mortgage Trust	0.485	(b)	04/25/36	10,863
67	Mastr Adjustable Rate Mortgages Trust	4.941	(b)	02/25/36	59,878
160	MLCC Mortgage Investors, Inc.	0.787	(b)	04/25/29	137,379
217	Salomon Brothers Mortgage Securities VII, Inc.	2.758	(b)	12/25/30	213,557
352	Structured Asset Mortgage Investments, Inc.	0.475	(b)	05/25/45	200,100

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$675	Wells Fargo Mortgage Backed Securities Trust	5.00%	04/25/35	$662,466
	Total Mortgages - Other (Cost $5,155,289)			5,147,338
	Short-Term Investments (9.1%)
	U.S. Treasury Security (0.1%)
80	U.S. Treasury Bill (Cost $79,994) (e)(f)	0.018	03/22/12	79,994
NUMBER OF SHARES (000)
	Investment Company (9.0%)
6,467	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 6) (Cost $6,466,571)			6,466,571
	Total Short-Term Investments (Cost $6,546,565)			6,546,565
	Total Investments (Cost $77,186,712) (g)(h)		110.2%	79,200,724
	Liabilities in Excess of Other Assets		(10.2)	(7,343,818)
	Net Assets		100.0%	$71,856,906

  IO  Interest Only.

  REMIC  Real Estate Mortgage Investment Conduit.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

  TBA  To Be Announced.

  (a)  Security was purchased on a forward comment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

  (b)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2011.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at October 31, 2011.

  (e)  Rate shown is the yield to maturity at October 31, 2011.

  (f)  A portion of this security has been physically segregated in connection with open futures contracts.

  (g)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.

  (h)  The aggregate cost for federal income tax purposes is $77,186,712. The aggregate gross unrealized appreciation is $2,796,401 and the aggregate gross unrealized depreciation is $782,389 resulting in net unrealized appreciation of $2,014,012.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2011 continued

Futures Contracts Open at October 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
18	Long	U.S. Treasury 2 yr. Note, Dec-11	$3,965,063	$(5,836)
5	Long	U.S. Treasury 5 yr. Note, Dec-11	613,047	625
1	Short	U.S. Treasury 30 yr. Bond, Dec-11	(139,031)	1,976
14	Short	U.S. Treasury 10 yr. Note, Dec-11	(1,806,875)	27,226
		Net Unrealized Appreciation		$23,991

Interest Rate Swap Agreement Open at October 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	$1,190	3 Month LIBOR	Receive	3.77%	04/15/20	$(156,649)

  LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments in securities, at value (cost $69,825,234)	$71,794,889
Investments in affiliates, at value (cost $7,361,478)	7,405,835
Total investments in securities, at value (cost $77,186,712)	79,200,724
Receivable for:
Investments sold	2,029,934
Interest	367,493
Interest and dividends from affiliates	4,800
Shares of beneficial interest sold	96
Prepaid expenses and other assets	17,414
Total Assets	81,620,461
Liabilities:
Unrealized depreciation on open swap agreements	156,649
Payable for:
Investments purchased	9,304,026
Shares of beneficial interest redeemed	69,160
Dividends to shareholders	29,626
Investment advisory fee	28,755
Transfer agent fee	21,569
Distribution fee	17,305
Variation margin	10,453
Administration fee	4,894
Accrued expenses and other payables	121,118
Total Liabilities	9,763,555
Net Assets	$71,856,906
Composition of Net Assets:
Paid-in-capital	$98,899,213
Net unrealized appreciation	1,881,354
Accumulated undistributed net investment income	546,101
Accumulated net realized loss	(29,469,762)
Net Assets	$71,856,906
Class A Shares:
Net Assets	$67,975,461
Shares Outstanding (unlimited shares authorized, $.01 par value)	7,938,121
Net Asset Value Per Share	$8.56
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$8.94
Class B Shares:
Net Assets	$1,623,001
Shares Outstanding (unlimited shares authorized, $.01 par value)	193,344
Net Asset Value Per Share	$8.39
Class C Shares:
Net Assets	$2,127,501
Shares Outstanding (unlimited shares authorized, $.01 par value)	250,820
Net Asset Value Per Share	$8.48
Class I Shares:
Net Assets	$130,943
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,591
Net Asset Value Per Share	$8.40

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statement of Operations

For the year ended October 31, 2011

Net Investment Income: Income
Interest	$3,161,782
Interest and dividends from affiliates (Note 6)	42,078
Income from securities loaned - net	3,940
Total Income	3,207,800
Expenses
Investment advisory fee (Note 4)	367,735
Distribution fee (Class A shares) (Note 5)	180,709
Distribution fee (Class B shares) (Note 5)	29,394
Distribution fee (Class C shares) (Note 5)	19,285
Professional fees	102,243
Transfer agent fees and expenses	85,037
Administration fee (Note 4)	62,593
Registration fees	59,165
Shareholder reports and notices	48,239
Custodian fees	17,425
Trustees' fees and expenses	7,325
Other	47,385
Total Expenses	1,026,535
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(3,829)
Net Expenses	1,022,706
Net Investment Income	2,185,094
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	1,965,116
Futures contracts	317,569
Swap agreements	236,639
Foreign currency translation	62
Net Realized Gain	2,519,386
Change in Unrealized Appreciation/Depreciation on:
Investments	(1,320,361)
Investments in affiliates (Note 6)	(45,622)
Futures contracts	8,090
Swap agreements	(23,767)
Net Change in Unrealized Appreciation/Depreciation	(1,381,660)
Net Gain	1,137,726
Net Increase	$3,322,820

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,185,094	$2,230,387
Net realized gain	2,519,386	3,049,584
Net change in unrealized appreciation/depreciation	(1,381,660)	185,366
Net Increase	3,322,820	5,465,337
Dividends to Shareholders from Net Investment Income:
Class A shares	(2,489,612)	(2,650,428)
Class B shares	(97,203)	(211,089)
Class C shares	(65,221)	(77,198)
Class I shares	(5,185)	(5,791)
Total Dividends	(2,657,221)	(2,944,506)
Net decrease from transactions in shares of beneficial interest	(14,379,896)	(13,281,354)
Net Decrease	(13,714,297)	(10,760,523)
Net Assets:
Beginning of period	85,571,203	96,331,726
End of Period (Including accumulated undistributed net investment income of $546,101 and $292,532 respectively)	$71,856,906	$85,571,203

^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Mortgage Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund was organized as a Massachusetts business trust on November 20, 1986 and commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

As of October 31, 2011, there were no securities out on loan.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statement of Operations. Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT OCTOBER 31, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Agency Adjustable Rate Mortgages	$421,330	—	$421,330	—
Agency Fixed Rate Mortgages	54,117,445	—	54,117,445	—
Asset-Backed Securities	1,631,306	—	1,631,306	—
Collateralized Mortgage Obligations - Agency Collateral Series	7,405,044	—	7,405,044	—
Commercial Mortgage Backed Securities	3,931,696	—	3,931,696	—
Mortgages - Other	5,147,338	—	5,147,338	—
Short-Term Investments
U.S. Treasury Security	79,994	—	79,994	—
Investment Company	6,466,571	$6,466,571	—	—
Total Short-Term Investments	6,546,565	6,466,571	79,994	—
Futures	29,827	29,827	—	—
Total Assets	79,230,551	6,496,398	72,734,153	—
Liabilities:
Futures	(5,836)	(5,836)	—	—
Interest Rate Swaps	(156,649)	—	(156,649)	—
Total Liabilities	(162,485)	(5,836)	(156,649)	—
Total	$79,068,066	$6,490,562	$72,577,504	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Fund did not have any investments transfer between investment levels.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

3. Derivatives

The Fund uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2011.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$29,827	†	Variation margin	$(5,836)†
	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(156,649)
		$29,827			$(162,485)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$317,569	$236,639

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$8,090	$(23,767)

For the year ended October 31, 2011, the average monthly original value of futures contracts was $15,805,850 and the average monthly notional amount of swap agreements was $24,817,833.

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.47% to the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; and (iii) Class C — up to 0.85% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,230,496 at October 31, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.84%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $1,985 and $36, respectively, and received $350 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities/prepayments of investment securities, excluding short-term investments, for the year ended October 31, 2011 aggregated $241,724,603 and $254,488,477 respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2011, advisory fees paid were reduced by $3,829 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2011 is as follows:

VALUE OCTOBER 31, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2011
$6,852,075	$59,446,252	$59,831,756	$687	$6,466,571

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the year ended October 31, 2011:

VALUE OCTOBER 31, 2010	PURCHASES AT COST	SALES	REALIZED GAIN	INTEREST INCOME	VALUE OCTOBER 31, 2011
$543,591	$440,363	—	—	$41,391	$939,264

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2011, included in "trustees' fees and expenses" in the Statement of Operations amounted to $4,427. At October 31, 2011, the Fund had an accrued pension liability of $60,667, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010^
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	84,427	$712,020	310,274	$2,586,541
Conversion from Class B	240,833	2,051,437	53,462	446,673
Reinvestment of dividends	278,051	2,364,207	300,368	2,489,525
Redeemed	(1,775,023)	(15,101,377)	(1,709,840)	(14,233,896)
Net decrease — Class A	(1,171,712)	(9,973,713)	(1,045,736)	(8,711,157)
CLASS B SHARES
Sold	6,492	54,559	69,321	564,392
Conversion to Class A	(245,445)	(2,051,437)	(54,489)	(446,673)
Reinvestment of dividends	11,008	91,674	24,310	197,268
Redeemed	(248,183)	(2,060,415)	(511,050)	(4,171,675)
Net decrease — Class B	(476,128)	(3,965,619)	(471,908)	(3,856,688)
CLASS C SHARES
Sold	9,785	82,608	6,587	54,151
Reinvestment of dividends	7,504	63,205	9,113	74,748
Redeemed	(64,061)	(539,885)	(100,334)	(828,622)
Net decrease — Class C	(46,772)	(394,072)	(84,634)	(699,723)
CLASS I SHARES
Sold	418	3,547	5,276	43,581
Reinvestment of dividends	606	5,048	690	5,606
Redeemed	(6,669)	(55,087)	(7,799)	(62,973)
Net decrease — Class I	(5,645)	(46,492)	(1,833)	(13,786)
Net decrease in Fund	(1,700,257)	$(14,379,896)	(1,604,111)	$(13,281,354)

^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

"book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Ordinary income	$2,685,859	$2,931,531

As of October 31, 2011, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$637,578
Undistributed long-term gains	—
Net accumulated earnings	637,578
Capital loss carryforward	(29,476,518)
Temporary differences	(91,478)
Net unrealized appreciation	1,888,111
Total accumulated losses	$(27,042,307)

During the year ended October 31, 2011, the Fund utilized $1,754,379 of its net capital loss carryforward. As of October 31, 2011, the Fund had a net capital loss carryforward of $29,476,518, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$267,074	October 31, 2012
5,681,491	October 31, 2013
3,078,184	October 31, 2014
813,955	October 31, 2015
12,692,663	October 31, 2016
6,943,151	October 31, 2017

As of October 31, 2011, the Fund had temporary book/tax differences attributable to mark-to-market of open futures contracts, nondeductible expenses and dividend payable.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

Permanent differences, primarily due to losses on paydowns and gains on swaps, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2011:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$725,696	$(725,518)	$(178)

9. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

10. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2011 continued

11. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Mortgage Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2011		2010^		2009^		2008^		2007^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.49		$8.25		$7.71		$9.03		$9.08
Income (loss) from investment operations:
Net investment income	0.24		0.21		0.27		0.41		0.45
Net realized and unrealized gain (loss)	0.12		0.30		0.52		(1.32)		(0.03)
Total income (loss) from investment operations	0.36		0.51		0.79		(0.91)		0.42
Less dividends from net investment income	(0.29)		(0.27)		(0.25)		(0.41)		(0.47)
Net asset value, end of period	$8.56		$8.49		$8.25		$7.71		$9.03
Total Return(1)	4.37%		6.33%		10.24%		(10.22)%		4.76%
Ratios to Average Net Assets(2):
Total expenses	1.27	%(3)	1.21	%(3)	1.16	%(3)	1.15	%(3)	1.14	%(3)
Net investment income	2.83	%(3)	2.52	%(3)	3.31	%(3)	4.83	%(3)	5.00	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.01%		0.01%		0.01%		0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$67,975		$77,318		$83,782		$88,098		$125,274
Portfolio turnover rate	309%		333%		499%		499%		534%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2011		2010^		2009^		2008^		2007^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.33		$8.10		$7.57		$8.87		$8.92
Income (loss) from investment operations:
Net investment income	0.19		0.16		0.22		0.35		0.39
Net realized and unrealized gain (loss)	0.11		0.29		0.51		(1.30)		(0.03)
Total income (loss) from investment operations	0.30		0.45		0.73		(0.95)		0.36
Less dividends from net investment income	(0.24)		(0.22)		(0.20)		(0.35)		(0.41)
Net asset value, end of period	$8.39		$8.33		$8.10		$7.57		$8.87
Total Return(1)	3.70%		5.77%		9.44%		(10.80)%		4.23%
Ratios to Average Net Assets(2):
Total expenses	1.87	%(3)	1.81	%(3)	1.76	%(3)	1.76	%(3)	1.75	%(3)
Net investment income	2.23	%(3)	1.92	%(3)	2.71	%(3)	4.22	%(3)	4.39	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.01%		0.01%		0.01%		0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$1,623		$5,575		$9,240		$14,714		$27,630
Portfolio turnover rate	309%		333%		499%		499%		534%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2011		2010^		2009^		2008^		2007^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.41		$8.17		$7.64		$8.95		$9.00
Income (loss) from investment operations:
Net investment income	0.19		0.16		0.22		0.35		0.39
Net realized and unrealized gain (loss)	0.12		0.30		0.51		(1.30)		(0.03)
Total income (loss) from investment operations	0.31		0.46		0.73		(0.95)		0.36
Less dividends from net investment income	(0.24)		(0.22)		(0.20)		(0.36)		(0.41)
Net asset value, end of period	$8.48		$8.41		$8.17		$7.64		$8.95
Total Return(1)	3.76%		5.73%		9.51%		(10.78)%		4.24%
Ratios to Average Net Assets(2):
Total expenses	1.86	%(3)	1.81	%(3)	1.76	%(3)	1.76	%(3)	1.75	%(3)
Net investment income	2.24	%(3)	1.92	%(3)	2.71	%(3)	4.22	%(3)	4.39	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.01%		0.01%		0.01%		0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$2,128		$2,502		$3,123		$3,755		$5,697
Portfolio turnover rate	309%		333%		499%		499%		534%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2011		2010^		2009^		2008^		2007^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.32		$8.09		$7.56		$8.85		$8.90
Income (loss) from investment operations:
Net investment income	0.26		0.23		0.29		0.42		0.46
Net realized and unrealized gain (loss)	0.13		0.29		0.50		(1.29)		(0.03)
Total income (loss) from investment operations	0.39		0.52		0.79		(0.87)		0.43
Less dividends from net investment income	(0.31)		(0.29)		(0.26)		(0.42)		(0.48)
Net asset value, end of period	$8.40		$8.32		$8.09		$7.56		$8.85
Total Return(1)	4.78%		6.52%		10.51%		(9.96)%		5.01%
Ratios to Average Net Assets(2):
Total expenses	1.02	%(3)	0.96	%(3)	0.91	%(3)	0.91	%(3)	0.90	%(3)
Net investment income	3.08	%(3)	2.77	%(3)	3.56	%(3)	5.07	%(3)	5.24	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.01%		0.01%		0.01%		0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$131		$177		$187		$7,747		$11,255
Portfolio turnover rate	309%		333%		499%		499%		534%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mortgage Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mortgage Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2010 and the financial highlights for the four years ended October 31, 2010 were audited by another independent registered public accounting firm whose report, dated December 23, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mortgage Securities Trust as of October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2011

Morgan Stanley Mortgage Securities Trust

Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as the Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley Mortgage Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Mortgage Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' "Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Mortgage Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Mortgage Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Mortgage Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the joint staff as Director of Political-Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including but not limited to Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each Officer serves an indefinite term, until his or her successor is elected.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Mortgage Securities Trust

Annual Report

October 31, 2011

MTGANN
IU11-02609P-Y10/11

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

3

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$51,030		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$4,951	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$4,951		$7,851,000

Total		$55,981		$7,851,000

2010

	Registrant			Covered Entities(1)
Audit Fees		$56,700		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,909,000	(2)
Tax Fees		$5,501	(3)	$1,013,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,501		$7,922,000

Total		$62,201		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

4

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

5

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

6

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

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rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

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Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mortgage Securities Trust

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 15, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 15, 2011

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